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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

February 24, 2005

         Sequoia Residential Funding, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-118832	35-2170972
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

591 Redwood Highway Suite 3160 Mill Valley, California	94941
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (415) 381-1765

                                       No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events1.

In connection with the offering of Sequoia Mortgage Pass-Through Certificates, Series 2005-2, Class A-1, Class A-2, Class X-A, Class X-B, Class A-R, Class B-1, Class B-2 and Class B-3 Certificates (the “Certificates”), Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative (the “Representative”) of the underwriters of the Certificates, has prepared certain materials (the “Computational Materials”) for distribution to its potential investors.  These Computational Materials were furnished to the Registrant by the Representative in respect of the Certificates.  The Certificates are being offered pursuant to a Prospectus Supplement dated February 17, 2005, and the related Prospectus dated September 17, 2004 (together, the “Prospectus”), which are being filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Act”).  The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-118832) (the “Registration Statement”).  The Computational Materials are incorporated by reference in the Registration Statement.  Although Sequoia Residential Funding, Inc. provided the Representative with certain information regarding the characteristics of the mortgage assets in the related portfolio, it did not participate in the preparation of the Computational Materials.

For purposes of this Form 8-K, “Computational Materials” shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature.  Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

The Computational Materials are attached hereto as Exhibits 99.1 and 99.2.

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(1)

Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

99.1

Computational Materials prepared by Merrill Lynch, Pierce, Fenner & Smith Incorporated in connection with certain classes of the Sequoia Mortgage Pass-Through Certificates, Series 2005-2.

99.2

Computational Materials prepared by Merrill Lynch, Pierce, Fenner & Smith Incorporated in connection with certain classes of the Sequoia Mortgage Pass-Through Certificates, Series 2005-2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

       SEQUOIA RESIDENTIAL FUNDING, INC.

By:       /s/  John H. Isbrandtsen
 Name: John H. Isbrandtsen
 Title:   Vice President

Dated:  February 24, 2005

EXHIBIT INDEX

Exhibit No.

Description

99.1

Computational Materials prepared by Merrill Lynch, Pierce, Fenner & Smith Incorporated in connection with certain classes of the Sequoia Mortgage Pass-Through Certificates, Series 2005-2.

99.2

Computational Materials prepared by Merrill Lynch, Pierce, Fenner & Smith Incorporated in connection with certain classes of the Sequoia Mortgage Pass-Through Certificates, Series 2005-2.

Exhibit 99.1 Computational Materials

Exhibit 99.2 Computational Materials